UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015 (June 9, 2015)

BOULDER BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Pearl Street --- Suite 300 Boulder, Colorado	80302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303-652-0521)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen B. Hughes has resigned as a director and Chief Executive Officer of Boulder Brands, Inc. (the “Company”) effective as of June 9, 2015.

The Board of Directors of the Company appointed James B. Leighton, the Company’s current Chief Operating Officer, to serve as interim Chief Executive Officer of the Company effective as of June 9, 2015. Mr. Leighton will also continue to serve as the Company’s Chief Operating Officer.

Mr. Leighton, 59, has been a member of the Board of Directors of the Company since August 2007 and has served as Chief Operating Officer of the Company since October 2013. Mr. Leighton is additionally a member of the Finance Committee of the Board of Directors of the Company. From 2009 to 2013, Mr. Leighton held numerous general management positions, including President of Perdue Foods, a large privately-held food and protein company. From 2006 to 2009, Mr. Leighton served as the President of Operations and Supply Chain and President of Perdue Foods. From 2002 to 2006, Mr. Leighton served as the Senior Vice President of Operations of ConAgra Foods, Inc., one of the largest food companies in the United States. He has also held senior level management and executive positions with Celestial Seasonings, The Hain-Celestial Group, and Nabisco. He was founder and Chief Executive Officer of National Health Management Inc.

Item 7.01. Regulation FD Disclosure.

On June 10, 2015, the Company issued a press release announcing the resignation of Mr. Hughes as a director and as Chief Executive Officer of the Company and the appointment of Mr. Leighton as the Company’s interim Chief Executive Officer. In the press release the Company also provided an update of its outlook for the second quarter of 2015, ending June 30, 2015 and indicated it intends to update its full-year 2015 outlook when it announces its second quarter 2015 financial results. The Company’s press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 7.01 of Form 8-K and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit.

The following exhibit is being “furnished” as part of this Current Report on Form 8-K

99.1 Press Release, dated June 10, 2015, issued by Boulder Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2015	BOULDER BRANDS, INC.
(registrant)

	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 10, 2015, issued by Boulder Brands, Inc.